Liquidity	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity

Note 2 – Liquidity

In assessing the Group’s liquidity, the Group monitors and evaluates its cash and cash equivalent and its operating and capital expenditure commitments.

The Group’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations. Cash flow from operations and capital contributions and loans from shareholders have been utilized to finance the working capital requirements of the Group. For the years ended December 31, 2023 and 2024, the Group had negative cash flow from operating activities of S$4,854,939 and S$3,023,451 (US$2,213,036), respectively. The Group’s working capital deficit was S$1,728,148 and S$152,264 (US$111,452) as of December 31, 2023 and 2024, respectively. And the Group had S$191,807 and S$1,145,829 (US$838,698) in cash and cash equivalents, which is unrestricted as to withdrawal and use as of December 31, 2023 and 2024, respectively.

On March 18, 2025, the Group has filed a registration statement form F-3 that allowed the Group to, from time to time in one ore more offerings, offer and sell up to US$300,000,000 in the aggregate of Ordinary Shares, preferred shares, warrants, units and rights to purchase Ordinary Shares, preferred shares, debt securities, rights or any combination of the foregoing, and has received the notice of effectiveness on March 19, 2025. In view of these circumstances, the management of the Group has given consideration to the future liquidity and performance of the Group and its available sources of finance in assessing whether the Group will have sufficient financial resources to continue as a going concern.

To sustain its ability to support the Group’s operating activities, the Group considered supplementing its sources of funding through the following:

●	other available sources of financing from Singapore and Malaysia banks and other financial institutions;
●	financial support from the Group’s related parties and shareholders;
●	issuance of additional convertible notes; and
●	obtaining funds through a future public offering.

Management has commenced a strategy to raise debt and equity. However, there can be no certainty that these additional financings will be available on acceptable terms or at all. If management is unable to execute this plan, there would likely be a material adverse effect on the Group’s business.

Based on the above considerations, management believes that the Group has sufficient funds to meet its operating and capital expenditure needs and obligations in the next 12 months. However, there is no assurance that the Group will be successful in implementing the foregoing plans or additional financing will be available to the Group on commercially reasonable terms. There are a number of factors that could potentially arise that could undermine the Group’s plans such as (i) client’s business and areas of operations in Singapore and Malaysia, (ii) changes in the demand for the Group’s services, (iii) government policies, and (iv) economic conditions in Singapore, Malaysia and worldwide. The Group’s inability to secure needed financing when required may require material changes to the Group’s business plan and could have a material impact on the Group’s financial conditions and result of operations.